Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-3 No. 333-137754) of OrthoLogic Corp.
(2) Registration Statement (Form S-3 No. 333-133530) of OrthoLogic Corp.
(3) Registration Statement (Form S-3 No. 033-82050) of OrthoLogic Corp.
(4) Registration Statement (Form S-3 No. 333-01558) of OrthoLogic Corp.
(5) Registration Statement (Form S-3 No. 333-62321) of OrthoLogic Corp.
(6) Registration Statement (Form S-4 No. 333-116153) of OrthoLogic Corp.
(7) Registration Statement (Form S-8 No. 333-134980) pertaining to OrthoLogic Corp.’s 2005 Equity Incentive Plan
(8) Registration Statement (Form S-8 No. 333-127358) pertaining to OrthoLogic Corp.’s Letter of Stock Option Grant, OrthoLogic Corp., dated March 3, 2005 (Dr. James M. Pusey), Letter of Restricted stock Option Grant, OrthoLogic Corp., dated March 3, 2005 (Dr. James Pusey)
(9) Registration Statement (Form S-8 No. 333-123086) pertaining to OrthoLogic Corp.’s 1997 Stock Option Plan
(10) Registration Statement (Form S-8 No. 333-87334) pertaining to OrthoLogic Corp.’s 1997 Stock Option Plan
(11) Registration Statement (Form S-8 No. 033-79010) pertaining to OrthoLogic Corp.’s Stock Option Plan
(12) Registration Statement (Form S-8 No. 333-01268) pertaining to OrthoLogic Corp.’s Stock Option Plan
(13) Registration Statement (Form S-8 No. 333-35505) pertaining to OrthoLogic Corp.’s 1987 Stock Option Plan
(14) Registration Statement (Form S-8 No. 333-35507) pertaining to OrthoLogic Corp.’s 1997 Stock Option Plan
(15) Registration Statement (Form S-8 No. 333-09785) pertaining to OrthoLogic Corp.’s Stock Option Plan
(16) Registration Statement (Form S-8 No. 333-159238) pertaining to OrthoLogic Corp.’s 2005 Equity Incentive Plan of our report dated March 12, 2010 with respect to the financial statements of OrthoLogic Corp. (dba Capstone Therapeutics) (a development stage company) included in this Annual Report (Form 10-K) for the year ended December 31, 2009.

/s/ Ernst & Young LLP

Phoenix, Arizona
March 12, 2010